UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-23c-3
Notification of Repurchase Offer
Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-22933

Date of Notification: September 28, 2017

2. Exact name of Investment Company as specified in registration statement:

Griffin Institutional Access Real Estate Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Griffin Capital Plaza
1520 E. Grand Avenue
El Segundo, CA 90245

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Randy Anderson
Randy Anderson
Secretary

INCEPTION THROUGH 8/31/17 *

PERFORMANCE1

CUMULATIVE	25.35%
ANNUALIZED	7.40%

POSITIVE RETURNS1
12 out of 12 quarters

SHARPE RATIO	3.46[1]

The Fund Sharpe Ratio (a measure of risk-adjusted returns) was 3.46 — more than three and a half times the Sharpe Ratio for the S&P 500 over the same period.

STANDARD DEVIATION	2.05[1]
ALPHA	6.11[1]
BETA	0.08[1]

PRIVATE FUND DIVERSIFICATION8

APPROXIMATELY
$146B

GROSS ASSET VALUE

2,223

INVESTMENTS DIVERSIFIED BY SECTOR, GEOGRAPHY, AND MANAGER

*	Fund inception date is 6/30/14.
September 28, 2017

Dear Fellow Shareholders:

We are pleased to present the Griffin Institutional Access™ Real Estate Fund (the  "Fund") Fall 2017 shareholder update. As we progress through the end of the year, we remain extremely pleased with the Fund's performance to date. From inception through August 31, 2017, the Fund has generated a (n):

•   Total cumulative return of 25.35% and 7.40% annualized 1
•   Sharpe Ratio of 3.46[1]
•   Standard deviation less than that of the Bloomberg Barclays U.S.
     Aggregate Bond Index
•   Alpha of 6.11[1,2]
•   Beta of 0.08[1,2]

Randy I. Anderson, Ph.D., CRE Portfolio Manager Griffin Institutional Access Real Estate Fund
The Fund delivered these returns with continued low volatility and low correlation to the broad markets3, in line with its stated investment objective. Since inception, the Fund's Sharpe Ratio of 3.46 was 3.6 times the Sharpe Ratio of the S&P 500 and 3.9 times the Sharpe Ratio of the Bloomberg Barclays U.S. Aggregate Bond Index, a testament to its ability to drive strong risk-adjusted returns.

As we move into the ninth year of the economic recovery, some are beginning to describe real estate as "long in the tooth" or, to use the baseball analogy, "in the later innings." These attempts to describe the real estate cycle are generally not substantiated with data that supports the case for a real estate cycle reversal. In 1933, Homer Hoyt published the first body of knowledge that analyzed real estate market cycles.4 Hoyt's contributions to urban land economics were significant as he was a pioneer in researching the cyclical nature of real estate markets. His original research suggested that real estate cycles last approximately 18 years. In 1997, Dr. Fred Foldvary produced a 40-page memo titled "The Depression of 2008" in which he predicted the most recent real estate market crash. Then, in 2010, the Cato Institute published a report that analyzed real estate market cycles dating back to the early 1800's.5 It concluded that, as Hoyt's original research suggested, the peak of most real estate cycles is roughly 18 years. Thus, empirical evidence suggests that if the cycle ends today it would be a remarkably short run for the asset class.

Today, real estate fundamentals remain strong by all pertinent metrics. Occupancy remains roughly 200 basis points6 above historical averages, driven by demand from a steadily growing economy and relatively tepid growth in new supply for most core markets. A common theme repeated within our recent writings has been net operating income (NOI) growth. This growth-oriented investment strategy has served shareholders well, as appreciation returns have moderated and a majority of private real estate returns over the trailing four quarters has been attributable to income.7 We do not expect a reversal of this trend, and thus our focus will remain on constructing a portfolio of high-quality real estate poised to deliver a growing durable income stream. To date, our portfolio of private securities has been a strong contributor to performance. At the beginning of the second quarter, the Fund was invested in 19 private real estate funds representing approximately $146 billion of gross asset value with 2,223 assets diversified by sector, geography and manager.8

(Continued on page 3)

[1]   Source: Morningstar Direct. Performance reflects the reinvestment of dividends or other distributions. A glossary of terms can be found on page 5.
[2]   Benchmark S&P 500.
[3]   Source: Morningstar Direct. Data as of inception to 8/31/17. The Fund's standard deviation was 2.05%, compared to
    10.10% for the S&P 500 and 2.85% for the Bloomberg Barclay's U.S. Aggregate Bond Index. The Fund's
    correlation to the S&P 500 was 0.39 and correlation to the Bloomberg Barclay's U.S. Aggregate Bond
     Index was 0.46.
[4]   Hoyt, H. One Hundred Years of Land Values in Chicago: The Relationship of Growth of Chicago to the Rise of Its
     Land Values (1830-1933). Beard Books, 1933.
[5] Hanke. S. (February, 2010). The Great 18-Year Real Estate Cycle. Retrieved from Cato Institute.
    https://www.cato.org/publications/commentary/great-18year-real-estate-cycle
[6]   One basis point is equal to 1/100th of 1%, or 0.01%.
[7]   Source: Griffin Capital Advisor, LLC, NCREIF Property Index.
[8]   Source: Aon Hewitt Investment Consulting. Fund size based on Gross Asset Value (GAV). Fund holdings as of 7/3/17.
Fund holdings are subject to change without notice

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX- Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: https://www.griffincapital.com/griffin-institutional-access-real-estate-fund/forms-and-literature.

fund performance since inception (7/1/2014 TO 8/31/2017)

Growth of a $10,000 Investment

Performance Metrics	Cumulative Return	Annualized Return	Std Dev	Sharpe Ratio	Alpha	Beta
Griffin Institutional Access Real Estate Fund	25.35	7.40	2.05	3.46	6.11	0.08
Bloomberg Barclays U.S. Aggregate Bond Index	9.06	2.78	2.85	0.87	2.67	-0.02
S&P 500	34.82	9.90	10.10	0.95	0.00	1.00

Risk & Return

Source: Morningstar Direct. Performance reflects the reinvestment of dividends or other distributions. A glossary of terms can be found on page 5.

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX- Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: https://www.griffincapital.com/griffin-institutional-access-real-estate-fund/forms-and-literature.

2

"Consistent economic growth coupled with low rates presents a generally favorable environment for real estate investing."
(Investor Update continued)
Since inception, the Fund has remained overweight to private securities relative our long-term target allocation. Over the first half of 2017, this overweight to private real estate has been a contributor to overall returns as the publicly traded real estate investment trusts (REITs) produced a total return of 2.70%.[9] These relatively anemic returns for publicly traded REITs continue to be driven by capital rotation into riskier assets as the S&P 500 returned 9.33%[10] over the same period. The strong equity market performance was expected following the election, however, as expectations for tax reform and other fiscal stimulus programs wane, return expectations have moderated. Thus, the demand for riskier assets should slow. Further, additional turmoil within retail-focused REITs has put additional pressure on the index as the MSCI US REIT index declined 13.37%[10] through the end of the second quarter. It is our belief that select retail REITs have been oversold at this point and thus represent buying opportunities as quality companies are now trading at significant discounts to their net asset values (NAVs).

As we move into the last quarter of 2017, we prefer industrial and office assets over multifamily and retail. Industrial demand, fueled by the continued adoption of ecommerce and the desire by consumers to have goods and services delivered quickly, has continued to be robust. We do not expect the trend driving this demand to reverse or subside, and therefore we remain confident in our overweight to this sector. The office sector has benefited from continued economic growth as leases rolling from deals executed five to seven years ago are being renewed at significantly higher rates. Trends such as "free addressing," which lower office demand per worker, have largely been offset by little new supply within many of our target markets which has led to NOI growth that is well above the historical average. There are certainly good opportunities in multifamily, particularly in supply constrained markets where the prime rental cohort is discouraged to purchase a home due to pricing. The retail sector continues to present a bifurcated opportunity set since retailers who have not adapted to the world of ecommerce have struggled. Conversely, experiential retail (high street retail, super-regional malls) have performed extremely well as retail sales and consumer confidence remain strong.

Overall, consistent economic growth coupled with low interest rates presents a generally favorable environment for real estate investing. We continue to see opportunities within institutional real estate that have the potential to deliver favorable risk-adjusted returns that align with the Fund's stated objectives.

On behalf of the entire Griffin Capital team, we thank you for your continued confidence in the Fund.

Sincerely,

Randy I. Anderson, Ph.D., CRE
Portfolio Manager
Griffin Institutional Access Real Estate Fund

[9] Source: FTSE NAREIT Equity REIT Index.
[10] Source: Morningstar Direct

3

Page Intentionally Blank

4

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: The annualized return is the geometric mean of the returns with respect to one year. Annualized implies compounded returns for some periods greater than one year.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund's return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The aggregate amount that an investment has gained or lost over time, independent of the period of time involved.

FTSE NAREIT U.S. All Equity REIT Index: Contains all tax-qualified real estate investment trusts (REITs) with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

MSCI US REIT Index: A free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small-cap securities. With 155 constituents, it represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REITs and selected Specialized REITs.

Net Asset Value (NAV): Represents a fund's per-share price. NAV is calculated by dividing a fund's total net assets by its number of shares outstanding.

Net Operating Income (NOI): A calculation used to analyze real estate investments that generate income. Net operating income equals all revenue from the property minus necessary operating expenses.

NCREIF Property Index (NPI): A quarterly, unleveraged composite total return index for private commercial real estate properties held for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors and held in a fiduciary environment.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

5

DISCLOSURES

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD WAIVED, CLASS A SHARE (GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND). Investors of the load waived class A share do not pay a front-end sales load.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Private real estate funds, like the other securities in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by the Fund when compared to unleveraged investments.

The Fund's investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. The Fund is "nondiversified" under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund's net asset value than in a "diversified" fund. However, at times the Fund may temporarily operate as "diversified." The Fund is not intended to be a complete investment program.

Investors in the Fund should understand that the net asset value ("NAV") of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund is a closed-end interval fund that provides liquidity to shareholders through a quarterly repurchase offer. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities could reduce the market price of those securities, which in turn would reduce the Fund's net asset value. Currently, no secondary market exists for the Fund's shares, and the Fund expects that no secondary market will develop.

The Fund's investment in Private Investment Funds will require it to bear a pro rata share of the vehicles' expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Advisor nor any Sub-Advisor will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

6

DISCLOSURES

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

As of 8/31/17 the Fund has returned 7.40% (annualized) since inception. The Fund distribution rate is the amount, expressed as a percentage, a Fund investor would receive in distributions if the most recent Fund distribution stayed consistent going forward. It is calculated by annualizing the most recent Fund distribution yield. The percentage represents a single distribution from the Fund and does not represent the total returns of the Fund. The Fund's inception date was 6/30/2014. The total gross expense ratio is 2.42% for Class A, 3.17% for Class C, 2.17% for Class I, 2.67% for Class L, and 2.92% for Class M. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. The maximum sales charge is 5.75% for Class A shares and 4.25% for Class L shares. Class C shareholders may be subject to a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares redeemed during the first 365 days after their purchase. The Fund has contractually agreed to waive its fees to the extent that they exceed 1.91% for Class A, 2.66% for Class C, 1.66% for Class I , and 2.41% for Class M until February 1, 2018. The Fund has contractually agreed to waive its fees to the extent that they exceed 2.16% for Class L until May 31, 2018. Without the waiver, the expenses would have been higher. The Fund's return does not reflect the deduction of all fees and if the Fund return reflected the deduction of such fees, the performance would be lower.

Visit www.griffincapital.com for current performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of Griffin Institutional Access Real Estate Fund may be lower or higher than the performance quoted. The most recent month end performance is available at www.griffincapital.com. Performance data uses a load-waived, Class A share and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

Distribution Policy Risk: The Fund's distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Sources of distributions to shareholders for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV.

The Fund distribution rate is the amount, expressed as a percentage, a Fund investor would receive in distributions if the most recent Fund distribution stayed consistent going forward. It is calculated by annualizing the most recent Fund distribution yield. The percentage represents a single distribution from the Fund and does not represent the total return of the Fund.

7

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612
949.270.9300

www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND IS CONTAINED IN THE PROSPECTUS, WHICH CAN BE OBTAINED BY CONTACTING YOUR FINANCIAL ADVISOR OR VISITING WWW.GRIFFINCAPITAL.COM. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. Griffin Capital Securities, LLC is the exclusive wholesale marketing agent for Griffin Institutional Access Real Estate Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Real Estate Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributor, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, Member FINRA.

©2017 Griffin Institutional Access Real Estate Fund. All rights reserved.

IU-GI799 (092217) | GFC000621 | Exp. 09.30.2018

GX-IU3585 (0917)

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 28, 2017

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 28, 2017 and end on November 6, 2017. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. Shares acquired through the Fund’s Automatic Investment Program, reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

If you wish to redeem shares, your financial professional will provide you with specific instructions. If you are unable to contact your financial professional and wish to tender shares you can alternatively complete the attached Repurchase Request Form.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Monday, November 6, 2017, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
REPURCHASE OFFER

1. The Offer. Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's currently effective prospectus and statement of additional information.

2. Net Asset Value. The Fund’s NAV on September 21, 2017, of the Class A shares (GIREX) was $26.87 per share, of the Class C shares (GCREX) was $26.46 per share, of the Class I shares (GRIFX) was $27.01 per share, of the Class L shares (GLREX) was $26.86 per share and of the Class M shares (GMREX) was $26.75 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price or by visiting http://www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on November 6, 2017.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on November 6, 2017. (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund expects to make payments for all shares repurchased the day following the Repurchase Pricing Date. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is your obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 6, 2017.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•
For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•
For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Contingent Deferred Sales Charges Class C shares. Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder. Shares acquired through the Fund’s Automatic Investment Program, reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

11. No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Investment Adviser, the Sub-Advisers, the Transfer Agent, the Fund's Distributor nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Adviser, the Sub-Advisers nor the Fund's Distributor is or will be obligated to insure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's currently effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial consultant.

REPURCHASE REQUEST FORM
MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, MONDAY,
NOVEMBER 6, 2017

Regular Mail: Griffin Institutional Access Real Estate Fund c/o DST Systems, Inc. PO Box 219133 Kansas City, MO 64121-9133	Overnight Mail: Griffin Institutional Access Real Estate Fund c/o DST Systems, Inc. 430 W 7th Street Kansas City, MO 64105-1407

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the outstanding shares of the Griffin Institutional Access Real Estate Fund (the “Fund”) and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

For Class C Shareholders Only: I understand that tendering Class C Shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. Shares acquired through the Fund’s Automatic Investment Program, reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

Name(s) of Registered Shareholders:

Account Number:
Daytime Telephone Number:

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Class of Shares to be tendered:

Class A Shares (GIREX): ____ Class C Shares (GCREX): ____ Class I Shares (GRIFX): ____

Class L Shares (GLREX): ____ Class M Shares (GMREX): _____

(if tendering more than one share class, please submit a separate form for each share class)

_____	Full Tender:	Please tender all shares in my account.
_____	Partial Tender:	Please tender _____ shares from my account.
_____	Dollar Amount:	Please tender enough shares to net $________.

 PLEASE NOTE:

1.	A TENDER REQUEST THAT DOES NOT SPECIFY A FULL TENDER, A NUMBER OF SHARES TENDERED OR A DOLLAR AMOUNT TENDERED WILL BE REJECTED.
2.	Alterations to this form are prohibited and the request will be rejected.
3.	To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other "eligible guarantor institution" as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934, as amended.

Signature Guaranteed By:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account’s owner(s); or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-888-926-2688 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Account Owner Signature:
Date:
Joint Account Owner
Signature (if applicable):
Date:

INCEPTION THROUGH 8/31/17 *

PERFORMANCE1

CUMULATIVE	25.35%
ANNUALIZED	7.40%

POSITIVE RETURNS1
12 out of 12 quarters

SHARPE RATIO	3.46[1]

The Fund Sharpe Ratio (a measure of risk-adjusted returns) was 3.46 — more than three and a half times the Sharpe Ratio for the S&P 500 over the same period.

STANDARD DEVIATION	2.05[1]
ALPHA	6.11[1]
BETA	0.08[1]

PRIVATE FUND DIVERSIFICATION8

APPROXIMATELY
$146B

GROSS ASSET VALUE

2,223

INVESTMENTS DIVERSIFIED BY SECTOR, GEOGRAPHY, AND MANAGER

*	Fund inception date is 6/30/14.
September 28, 2017

Dear Fellow Shareholders:

We are pleased to present the Griffin Institutional Access™ Real Estate Fund (the  "Fund") Fall 2017 shareholder update. As we progress through the end of the year, we remain extremely pleased with the Fund's performance to date. From inception through August 31, 2017, the Fund has generated a (n):

•   Total cumulative return of 25.35% and 7.40% annualized 1
•   Sharpe Ratio of 3.46[1]
•   Standard deviation less than that of the Bloomberg Barclays U.S.
     Aggregate Bond Index
•   Alpha of 6.11[1,2]
•   Beta of 0.08[1,2]

Randy I. Anderson, Ph.D., CRE Portfolio Manager Griffin Institutional Access Real Estate Fund
The Fund delivered these returns with continued low volatility and low correlation to the broad markets3, in line with its stated investment objective. Since inception, the Fund's Sharpe Ratio of 3.46 was 3.6 times the Sharpe Ratio of the S&P 500 and 3.9 times the Sharpe Ratio of the Bloomberg Barclays U.S. Aggregate Bond Index, a testament to its ability to drive strong risk-adjusted returns.

As we move into the ninth year of the economic recovery, some are beginning to describe real estate as "long in the tooth" or, to use the baseball analogy, "in the later innings." These attempts to describe the real estate cycle are generally not substantiated with data that supports the case for a real estate cycle reversal. In 1933, Homer Hoyt published the first body of knowledge that analyzed real estate market cycles.4 Hoyt's contributions to urban land economics were significant as he was a pioneer in researching the cyclical nature of real estate markets. His original research suggested that real estate cycles last approximately 18 years. In 1997, Dr. Fred Foldvary produced a 40-page memo titled "The Depression of 2008" in which he predicted the most recent real estate market crash. Then, in 2010, the Cato Institute published a report that analyzed real estate market cycles dating back to the early 1800's.5 It concluded that, as Hoyt's original research suggested, the peak of most real estate cycles is roughly 18 years. Thus, empirical evidence suggests that if the cycle ends today it would be a remarkably short run for the asset class.

Today, real estate fundamentals remain strong by all pertinent metrics. Occupancy remains roughly 200 basis points6 above historical averages, driven by demand from a steadily growing economy and relatively tepid growth in new supply for most core markets. A common theme repeated within our recent writings has been net operating income (NOI) growth. This growth-oriented investment strategy has served shareholders well, as appreciation returns have moderated and a majority of private real estate returns over the trailing four quarters has been attributable to income.7 We do not expect a reversal of this trend, and thus our focus will remain on constructing a portfolio of high-quality real estate poised to deliver a growing durable income stream. To date, our portfolio of private securities has been a strong contributor to performance. At the beginning of the second quarter, the Fund was invested in 19 private real estate funds representing approximately $146 billion of gross asset value with 2,223 assets diversified by sector, geography and manager.8

(Continued on page 3)

[1]   Source: Morningstar Direct. Performance reflects the reinvestment of dividends or other distributions. A glossary of terms can be found on page 5.
[2]   Benchmark S&P 500.
[3]   Source: Morningstar Direct. Data as of inception to 8/31/17. The Fund's standard deviation was 2.05%, compared to
    10.10% for the S&P 500 and 2.85% for the Bloomberg Barclay's U.S. Aggregate Bond Index. The Fund's
    correlation to the S&P 500 was 0.39 and correlation to the Bloomberg Barclay's U.S. Aggregate Bond
     Index was 0.46.
[4]   Hoyt, H. One Hundred Years of Land Values in Chicago: The Relationship of Growth of Chicago to the Rise of Its
     Land Values (1830-1933). Beard Books, 1933.
[5] Hanke. S. (February, 2010). The Great 18-Year Real Estate Cycle. Retrieved from Cato Institute.
    https://www.cato.org/publications/commentary/great-18year-real-estate-cycle
[6]   One basis point is equal to 1/100th of 1%, or 0.01%.
[7]   Source: Griffin Capital Advisor, LLC, NCREIF Property Index.
[8]   Source: Aon Hewitt Investment Consulting. Fund size based on Gross Asset Value (GAV). Fund holdings as of 7/3/17.
Fund holdings are subject to change without notice

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX- Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: https://www.griffincapital.com/griffin-institutional-access-real-estate-fund/forms-and-literature.

fund performance since inception (7/1/2014 TO 8/31/2017)

Growth of a $10,000 Investment

Performance Metrics	Cumulative Return	Annualized Return	Std Dev	Sharpe Ratio	Alpha	Beta
Griffin Institutional Access Real Estate Fund	25.35	7.40	2.05	3.46	6.11	0.08
Bloomberg Barclays U.S. Aggregate Bond Index	9.06	2.78	2.85	0.87	2.67	-0.02
S&P 500	34.82	9.90	10.10	0.95	0.00	1.00

Risk & Return

Source: Morningstar Direct. Performance reflects the reinvestment of dividends or other distributions. A glossary of terms can be found on page 5.

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX- Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: https://www.griffincapital.com/griffin-institutional-access-real-estate-fund/forms-and-literature.

2

"Consistent economic growth coupled with low rates presents a generally favorable environment for real estate investing."
(Investor Update continued)
Since inception, the Fund has remained overweight to private securities relative our long-term target allocation. Over the first half of 2017, this overweight to private real estate has been a contributor to overall returns as the publicly traded real estate investment trusts (REITs) produced a total return of 2.70%.[9] These relatively anemic returns for publicly traded REITs continue to be driven by capital rotation into riskier assets as the S&P 500 returned 9.33%[10] over the same period. The strong equity market performance was expected following the election, however, as expectations for tax reform and other fiscal stimulus programs wane, return expectations have moderated. Thus, the demand for riskier assets should slow. Further, additional turmoil within retail-focused REITs has put additional pressure on the index as the MSCI US REIT index declined 13.37%[10] through the end of the second quarter. It is our belief that select retail REITs have been oversold at this point and thus represent buying opportunities as quality companies are now trading at significant discounts to their net asset values (NAVs).

As we move into the last quarter of 2017, we prefer industrial and office assets over multifamily and retail. Industrial demand, fueled by the continued adoption of ecommerce and the desire by consumers to have goods and services delivered quickly, has continued to be robust. We do not expect the trend driving this demand to reverse or subside, and therefore we remain confident in our overweight to this sector. The office sector has benefited from continued economic growth as leases rolling from deals executed five to seven years ago are being renewed at significantly higher rates. Trends such as "free addressing," which lower office demand per worker, have largely been offset by little new supply within many of our target markets which has led to NOI growth that is well above the historical average. There are certainly good opportunities in multifamily, particularly in supply constrained markets where the prime rental cohort is discouraged to purchase a home due to pricing. The retail sector continues to present a bifurcated opportunity set since retailers who have not adapted to the world of ecommerce have struggled. Conversely, experiential retail (high street retail, super-regional malls) have performed extremely well as retail sales and consumer confidence remain strong.

Overall, consistent economic growth coupled with low interest rates presents a generally favorable environment for real estate investing. We continue to see opportunities within institutional real estate that have the potential to deliver favorable risk-adjusted returns that align with the Fund's stated objectives.

On behalf of the entire Griffin Capital team, we thank you for your continued confidence in the Fund.

Sincerely,

Randy I. Anderson, Ph.D., CRE
Portfolio Manager
Griffin Institutional Access Real Estate Fund

[9] Source: FTSE NAREIT Equity REIT Index.
[10] Source: Morningstar Direct

3

Page Intentionally Blank

4

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: The annualized return is the geometric mean of the returns with respect to one year. Annualized implies compounded returns for some periods greater than one year.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund's return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The aggregate amount that an investment has gained or lost over time, independent of the period of time involved.

FTSE NAREIT U.S. All Equity REIT Index: Contains all tax-qualified real estate investment trusts (REITs) with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

MSCI US REIT Index: A free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small-cap securities. With 155 constituents, it represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REITs and selected Specialized REITs.

Net Asset Value (NAV): Represents a fund's per-share price. NAV is calculated by dividing a fund's total net assets by its number of shares outstanding.

Net Operating Income (NOI): A calculation used to analyze real estate investments that generate income. Net operating income equals all revenue from the property minus necessary operating expenses.

NCREIF Property Index (NPI): A quarterly, unleveraged composite total return index for private commercial real estate properties held for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors and held in a fiduciary environment.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

5

DISCLOSURES

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD WAIVED, CLASS A SHARE (GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND). Investors of the load waived class A share do not pay a front-end sales load.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Private real estate funds, like the other securities in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by the Fund when compared to unleveraged investments.

The Fund's investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. The Fund is "nondiversified" under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund's net asset value than in a "diversified" fund. However, at times the Fund may temporarily operate as "diversified." The Fund is not intended to be a complete investment program.

Investors in the Fund should understand that the net asset value ("NAV") of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund is a closed-end interval fund that provides liquidity to shareholders through a quarterly repurchase offer. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities could reduce the market price of those securities, which in turn would reduce the Fund's net asset value. Currently, no secondary market exists for the Fund's shares, and the Fund expects that no secondary market will develop.

The Fund's investment in Private Investment Funds will require it to bear a pro rata share of the vehicles' expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Advisor nor any Sub-Advisor will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

6

DISCLOSURES

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

As of 8/31/17 the Fund has returned 7.40% (annualized) since inception. The Fund distribution rate is the amount, expressed as a percentage, a Fund investor would receive in distributions if the most recent Fund distribution stayed consistent going forward. It is calculated by annualizing the most recent Fund distribution yield. The percentage represents a single distribution from the Fund and does not represent the total returns of the Fund. The Fund's inception date was 6/30/2014. The total gross expense ratio is 2.42% for Class A, 3.17% for Class C, 2.17% for Class I, 2.67% for Class L, and 2.92% for Class M. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. The maximum sales charge is 5.75% for Class A shares and 4.25% for Class L shares. Class C shareholders may be subject to a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares redeemed during the first 365 days after their purchase. The Fund has contractually agreed to waive its fees to the extent that they exceed 1.91% for Class A, 2.66% for Class C, 1.66% for Class I , and 2.41% for Class M until February 1, 2018. The Fund has contractually agreed to waive its fees to the extent that they exceed 2.16% for Class L until May 31, 2018. Without the waiver, the expenses would have been higher. The Fund's return does not reflect the deduction of all fees and if the Fund return reflected the deduction of such fees, the performance would be lower.

Visit www.griffincapital.com for current performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of Griffin Institutional Access Real Estate Fund may be lower or higher than the performance quoted. The most recent month end performance is available at www.griffincapital.com. Performance data uses a load-waived, Class A share and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

Distribution Policy Risk: The Fund's distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Sources of distributions to shareholders for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV.

The Fund distribution rate is the amount, expressed as a percentage, a Fund investor would receive in distributions if the most recent Fund distribution stayed consistent going forward. It is calculated by annualizing the most recent Fund distribution yield. The percentage represents a single distribution from the Fund and does not represent the total return of the Fund.

7

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you own shares through a broker and wish to sell your shares, contact your broker or financial professional.

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 28, 2017

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 28, 2017 and end on November 6, 2017. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. Shares acquired through the Fund’s Automatic Investment Program, reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. If you wish to redeem shares, your financial professional will provide you with specific instructions.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Monday, November 6, 2017, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
REPURCHASE OFFER

1. The Offer. Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's currently effective prospectus and statement of additional information.

2. Net Asset Value. The Fund’s NAV on September 21, 2017, of the Class A shares (GIREX) was $26.87 per share, of the Class C shares (GCREX) was $26.46 per share, of the Class I shares (GRIFX) was $27.01 per share, of the Class L shares (GLREX) was $26.86 per share and of the Class M shares (GMREX) was $26.75 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price or by visiting http://www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on November 6, 2017.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on November 6, 2017 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund expects to make payments for all shares repurchased the day following the Repurchase Pricing Date. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is your obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 6, 2017.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•
For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•
For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Contingent Deferred Sales Charges on Class C shares. Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the Contingent Deferred Sales Charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the Contingent Deferred Sales Charge will be waived at any time in the future or that such Contingent Deferred Sales Charge will be waived for any other shareholder. Shares acquired through the Fund’s Automatic Investment Program, reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

11. No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Investment Adviser, the Sub-Advisers, the Transfer Agent, the Fund's Distributor nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Adviser, the Sub-Advisers nor the Fund's Distributor is or will be obligated to insure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's currently effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial consultant.